Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         DIAPULSE CORPORATION OF AMERICA
     ......................................................................
                (Name of Registrant as Specified In Its Charter)


     ......................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

    .......................................................

     (5)  Total fee paid:

     .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

May 17, 2006

Dear Diapulse(R) Shareholder,

         Please be advised that the Annual Meeting of the Diapulse Corporation of America will be held on Tuesday, June 13 2006 at 10:00 A.M. at the Corporate offices, 321 East Shore Road, Great Neck NY 11023; (800)-536-6636; (516) 466-3030.

         Enclosed is the Proxy Notice, as well as your Proxy. Kindly complete and return it in the envelope provided so that it reaches us on or before June 13, 2005.

         Note that our 10K, the Annual Financial Report, is available online in its entirety, and may be obtained through any service or broker. Our symbol is:
DIAC. If you do not have computer access and prefer a hard copy, please write us with your request.


         Kindest regards,

Sincerely,

/s/ Jesse Ross

Jesse Ross, D. Sci.
President

                         DIAPULSE CORPORATION OF AMERICA
                               321 EAST SHORE ROAD
                            GREAT NECK, NY 11023-2420


                    Notice of Annual Meeting of Stockholders
                             Tuesday, June 13, 2006


The Annual Meeting of the Stockholders of Diapulse Corporation of America will be held at 10:00 A.M. on Tuesday, June 13 2006 at the Corporate offices, for the following purposes:

     (1)  To elect Directors of the Corporation for the ensuing year,

     (2)  To ratify the selection of independent auditors for 2006-2007

     (3) To transact such other business as may properly come before the Meeting and at any adjournment or postponement thereof.

Only Stockholders of record on April 15, 2005 will be entitled to Notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                                             Gladys Ross
                                                             Acting Secretary

Great Neck, NY
May 17, 2006

                                 PROXY STATEMENT

This Proxy Statement and proxy form are furnished in connection with the solicitation of proxies to be used at the annual Meeting of Stockholders of Diapulse Corporation (hereinafter called the Corporation) to be held on June 13, 2006.

THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE MANAGEMENT OF THE CORPORATION.

The cost of preparing and mailing this notice and statement and the enclosed proxy form is being borne by the Corporation.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof by so stating in person at the meeting or by written statement to the Corporation sent via Registered Mail, Return Receipt Requested, in advance of the meeting. All shares represented by proxies which have been duly executed and returned will be voted at the meeting and where a choice has been specified by means of the ballot provided in the proxies, the shares will be voted in accordance with the specifications so made. If no such specification is made, the proxies will vote in favor of the proposals set forth in the accompanying Notice of Meeting. THE CORPORATION SHOULD RECEIVE PROXIES BEFORE JUNE 12, 2006. As of April 15, 2006 there were 3,962,058 shares of common stock outstanding. Each share is entitled to one vote.

The Board of Directors has fixed the close of business on June 13, 2006 as the time as of which stockholders entitled to notice of and to vote at said meeting shall be determined and only persons who shall be stockholders of record at such time shall be entitled to notice of and to vote at such meetings.

                             SELECTION OF DIRECTORS

One of the purposes of the Meeting is to elect, by majority vote; Directors to hold office until the next Annual Meeting of Stockholders of the Corporation and until their successors are duly elected and qualified.

It is the intention of the Proxy Committee named in the enclosed form of proxy to vote all duly elected proxies at the meeting for the election, as Directors for the ensuing year, the following nominees who have agreed to this nomination:
Jesse Ross, David M. Ross, Howard Mann.

                         DIRECTOR AND EXECUTIVE OFFICERS
                                OF THE REGISTRANT

The executive officers and key employees of the Company are as follows:

         Name                 Age               Title
         ------------------------------------------------------------------
         Jesse Ross           85                President, Director and
                                                Chairman of the Board
         David M. Ross        58                Vice President and Director
         Howard Mann          69                Director

Jesse Ross, has been actively engaged in the business of the Registrant and has been its President since its incorporation.

David M. Ross, son of Jesse Ross, became a Director during 1981, and is an employee of the Company. He became Vice President on July 16, 2002.

Howard Mann, became a Director of the Company during 1996.

The present term of office for the above directors expires during April 2007.

                             EXECUTIVE COMPENSATION

Cash Compensation - For the year ended December 31, 2005, no officer received or was entitled to receive more than $100,000. No cash bonuses were earned by any of the Registrant's officers during the year.

Compensation pursuant to plans - The registrant has no pension, retirement, stock or any other form of compensation plans.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of certain beneficial owners - no individual or group outside of management is known to the Registrant to be the beneficial owner of more than five percent of the Registrant's common stock.

Security ownership of management - The following table sets forth certain information with respect to shares of the Registrant's common stock beneficially owned by all officers and directors of the Registrant as of December 31, 2005.

Name of                    Amount and Nature of                 Percent
Beneficial Owner             Beneficial Owner                  of Class
--------------------------------------------------------------------------------
Jesse Ross                    2,181,750 (i)                     55.07%
David M. Ross                      0                               0
Howard Mann                        0                               0

All officers and directors
As a group (3 persons)        2,181,750                         55.07%

(i) Includes certain shares owned by wives and other relatives of these individuals.

                               FINANCIAL STATEMENT

We notified all Shareholders, brokers, banks, etc. that the financial position of the Corporation for the year ended December 31, 2005, has been made available on the Internet (Symbol DIAC) to all shareholders, brokers, banks, etc. The information is also available in hard copy upon request.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Granick & Gendler, Certified Public Accountants audited Diapulse Corporation of America. It is being recommended to the security holders that they approve the above independent auditors for the coming year. Granick & Gendler are invited to attend the Annual Meeting, and will be permitted to address the Meeting if they so desire.

                                  OTHER MATTERS

The management does not intend to present, and at the date hereof has no information that others will present, any matters not specifically set forth in the Notice of Annual Meeting of Stockholders. In the event that any other matter properly comes before such meeting, and any adjournment or adjournments thereof, it is intended that the person named in the Corporation form of proxy and acting thereunder will vote in accordance with their judgment on such matter.

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE ATTENTION WILL BE APPRECIATED.

                        DIAPULSE CORPORATION OF AMERICA

  Proxy - Annual Meeting of Stockholders - Tuesday June 13, 2006 at 10:00 A.M.

The undersigned hereby appoints Jesse Ross, David Ross, Howard Mann, and each of them, the Attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of DIAPULSE CORPORATION OF AMERICA to be held on Tuesday, June 13, 2006, at 10:00 A.M. at the Corporate offices, 321 East Shore Road, Great Neck NY 11023; (800) 536-6636; (516) 466-3030, or at any adjournments thereof, all of the shares of Common stock of the Company which the undersigned held of record on April 15, 2005and would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.

The Board of Directors recommends a vote FOR Proposals 1 and 2:

1. _____ FOR all nominees (except as indicated to the contrary below) _____WITHHOLD AUTHORITY to vote for all nominees.
         Nominees: Jesse Ross, David M. Ross, and Howard Mann.
         (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in this space______________________).

2.       To ratify the selection of independent auditors for 2005-2006

3. In their discretion, upon such other business as may properly come before the meeting.

All as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 9, 2006, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PURSUANT TO ITEM 2.

         PLEASE SIGN EXACTLY AS NAME APPEARS;

                          DATED:_____________________, 2006

                          PRINT NAME:________________________

                          SIGNATURE:_________________________

                          Social Security #:_________________

                          Where shares are held jointly, each holder should sign. Executors, administrators, trustees and guardians should give full title as such. If signer is a corporation, please sign the full corporate name by an authorized officer.